Exhibit 99.1

Deloitte & Touche LLP Suite 400 3883 Howard Hughes Parkway Las Vegas, NV 89169 USA Tel: +1 702 893 5131 Fax: +1 702 892 3298 www.deloitte.com

August 5, 2020

Diamond Resorts International, Inc.

10600 West Charleston Boulevard

Las Vegas, NV 89135

Independent Accountants’ Report on

Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Diamond Resorts International, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of timeshare loans in connection with the proposed offering of Diamond Resorts Owner Trust 2021-1, Vacation Timeshare Loan Backed Notes (the “Notes”).

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

AGREED-UPON PROCEDURES

On January 12, 2021, representatives of the Company provided us with a (i) computer generated timeshare contract listing of 225 Account Numbers that had been randomly selected by the Company (the “Sample Contracts”) and (ii) computer-generated timeshare contract data file and related record layout containing data, as represented to us by the Company, as of December 31, 2020, with respect to 9,157 timeshare contracts, which included the Sample Contracts (the “Sample Data File”). We make no representations as to the selection criteria used in determining the Sample Contracts.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the timeshare contract characteristics (the “Characteristics”) set forth in the Sample Data File and indicated below to certain recomputations or the information set forth in the corresponding source documents identified below to certain recomputations or the information set forth in the corresponding source documents identified below.

Sample Characteristics	Source Documents
Account Number	Promissory Note; or Purchase and Security Agreement
Obligor State Code	Promissory Note; or Purchase and Security Agreement, Contract Addendum; or Credit Report; or Company’s internal information from Clarity
Interest Rate Original Term Original Balance Monthly Principal and Interest Payment Amount Maturity Month and Year	Promissory Note; or Note Modification; or Purchase and Security Agreement; or Loan History Summary

Contract Date First Payment Date Purchase Price Resort	Promissory Note; or Purchase and Security Agreement, Contract Addendum; or Truth in Lending Disclosure; or Loan History Summary
Current Balance Next Payment Due Date	Loan History Summary
Credit Score	Credit Report; or Credit Refresh File
Down Payment Percentage	Purchase and Security Agreement, Contract Addendum; or Loan History Summary; or Promissory Note; or Purchase Proposal

Source Document Variations

•	Certain Promissory Notes do not specify the First Payment Date and Maturity Month and Year. See below for how we alternatively agreed this information.

•

The Hawaii Collection Promissory Note is titled “Purchase Money Note” on certain older contracts. For consistency, we use “Promissory Note” in our documentation and consider it an interchangeable terminology.

First Payment Date and Maturity Month and Year

For selections that did not include the First Payment Date and Maturity Month and Year, either because they were not disclosed or through omission (handwritten information), we agreed the First Payment Date from the Sample Data File to the loan holder’s Payment History Summary and calculated the Maturity Month and Year by adding the Original Term to the First Payment Date.

Purchase Price and Down Payment Percentage

With respect to our comparison of the Down Payment Percentage to the Sample Data File, we recomputed such percentage as the Purchase Price divided by the total down payment amount, each as set forth on the Purchase and Security Agreement and/or the Purchase Proposal. Total down payments used to calculate the Down Payment Percentage may include cash payments, wrap paydowns (principal paid on previous loans rolled into the current loan/contract through purchase of a new timeshare product), and equity transfers; and for loans acquired from Monarch Grand Vacations (MGV), MGV upgrade obligation were required fees paid in cash. For loans involving multiple contracts, we included the Purchase Price, Down Payment, Equity Transfer, and Payments Made on previous contracts, each as set forth on the Purchase and Security Agreement and/or Purchase Proposal and/or Loan History Summary and/or Promissory Note, from each contract, in order to recompute the amounts used in the Down Payment Percentage.

Use of Single Credit Score for Multiple Obligors

For loan applications with more than one obligor, such as with spouses, the Company obtains a credit report for each applicant. For these loans, we identified both credit scores on the credit reports and agreed at least one of the scores to the data file.

Use of Beacon Scores for Canadian Applicants

For Canadian applicants, the Company obtains a Beacon Score report from Equifax, which they use as an equivalent for a US FICO score. For selections involving a Beacon Score report, we agreed the score on such report to the Credit Score in the Sample Data File.

Use of Refreshed Credit Scores

On certain occasions, the credit scores are not obtained for customers at the time of sale. On a regular basis, the Company obtains credit score refreshes for all active loans from the credit bureaus. Per Company policy, when a customer does not have a credit score from the time of purchase and a credit score is subsequently obtained through the a credit score refresh, the Company will update the customer’s credit score to the first refresh score that is obtained. For these loans, we agreed the credit score to the refresh credit score file.

The documents described above and any other related documents provided to us in support of the Characteristics were provided to us by the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy, reasonableness or completeness of any of the information contained therein. In certain instances, our procedures were made using imaged copies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics as set forth on the Sample Data File were found to be in agreement with the Loan Documents, except as indicated in Appendix A. Supplemental information is contained on Appendix B.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Sample Contracts underlying the Sample Data File or any information set forth on the Loan Documents or the conformity of their characteristics with those assumed for purposes of the procedures described herein; (ii) existence or ownership of the Sample Contracts; or (iii) reasonableness of any of the aforementioned information, assumptions and methodologies.

It should be understood that we make no representations concerning questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) value of collateral securing such assets; or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than such Specified Parties.

Yours truly,
/s/ Deloitte & Touche LLP
April 5, 2021

Appendix A to Independent Accountants’ Report on

Applying Agreed-Upon Procedures Issued by Deloitte & Touche LLP

Dated April 5, 2021

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Number	Exception Description
1	Difference in Purchase Price
2	Difference in Maturity Date
3	Difference in Resort
4	Eight differences in Down Payment Percentage

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on

Applying Agreed-Upon Procedures Issued by Deloitte & Touche LLP

Dated April 5, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Number	Sample Loan ID	Characteristic	Characteristic as Set Forth on Sample Data File	Characteristic as Set Forth on Loan Documents
1	[REDACTED]	Purchase Price	$63,900	$67,444
2	[REDACTED]	Maturity Date	July 1, 2026	August 1, 2026
3	[REDACTED]	Resort	Diamond Resorts U.S. Collection	Diamond Resorts Hawaii Collection
4	[REDACTED]	Down Payment Percentage	53.27%	53.50%
4	[REDACTED]	Down Payment Percentage	44.19%	44.89%
4	[REDACTED]	Down Payment Percentage	17.21%	16.22%
4	[REDACTED]	Down Payment Percentage	36.92%	36.86%
4	[REDACTED]	Down Payment Percentage	53.47%	53.24%
4	[REDACTED]	Down Payment Percentage	34.38%	34.36%
4	[REDACTED]	Down Payment Percentage	20.91%	20.78%
4	[REDACTED]	Down Payment Percentage	45.34%	45.70%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.